INVENTORY (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
INVENTORY
Raw materials	$ 828,000	$ 1,797,000
Work in progress	233,000	2,385,000
Finished goods	3,328,000	6,827,000
Total inventory	4,389,000	11,009,000
Inventories recognized as part of cost of revenues	4,400,000	9,700,000	$ 7,700,000
Inventories, at net realisable value	$ 1,300,000	$ 2,400,000	$ 300,000